John Hancock Trust

Supplement dated October 30, 2009

to the Prospectus dated May 1, 2009

Income Trust

Alex Peters and Matt Quinlan have been added as portfolio managers to the fund.  Edward D. Perks, CFA and Charles B. Johnson will continue to manage the fund as well.

Alex Peters, CFA.  Member of the Core/Hybrid team at Franklin Templeton Investments.  Joined Franklin Templeton Investments in 1992.

Matt Quinlan.  Member of the Core/Hybrid team at Franklin Templeton Investments.  Joined Franklin Templeton in 2005.  Prior to 2005, he worked in the investment banking group at Citigroup.